Supplement to the Current Prospectus

Effective April 1, 2008, the first three paragraphs under the main heading "Description of Share Classes," except for the first sentence of the first paragraph, are replaced in their entirety by the following:

The fund also offers an additional class of shares, Class W shares. Class W shares are made available to fee-based wrap and transaction fee programs through a separate prospectus provided to investors eligible to purchase them.

Shareholders of another class of the fund may request that their shares be converted into Class W shares of the fund, if they satisfy the eligibility requirements for Class W shares. Conversions to Class W shares may not be available if your account is not held through a financial intermediary of a fee-based wrap or transaction fee program that has entered into an agreement with MFD to offer Class W shares to clients of the fee-based wrap or transaction fee program. If your account is held through a financial intermediary of a fee-based wrap or transaction fee program, please contact your financial intermediary for the fee-based wrap or transaction fee program to determine if Class W shares are available to you and to learn about other rules that may apply.

If a shareholder of another class of the fund converts to Class W shares of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes in the same fund is a nontaxable event.


                  The date of this supplement is April 1, 2008.